Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture

Student Loan Asset-Backed Notes

Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1

Report for the Month Ended June 30, 2005

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
1999-1A	Senior Auction Rate Notes	280907AP1	December 1, 2035
1999-1B	Senior Auction Rate Notes	280907AQ9	December 1, 2035
1999-1C	Subordinate Auction Rate Notes	280907AR7	December 1, 2035
2000-1A	Senior Auction Rate Notes	280907AS5	December 1, 2035
2000-1B	Senior Auction Rate Notes	280907AT3	December 1, 2035
2000-1C	Subordinate Auction Rate Notes	280907AU0	December 1, 2035
2001-1A	Senior Auction Rate Notes	280907AV8	December 1, 2035
2001-1B	Senior Auction Rate Notes	280907AW6	December 1, 2035
2001-1C	Subordinate Auction Rate Notes	280907AX4	December 1, 2035
2002-1A	Senior Auction Rate Notes	280907AY2	December 1, 2035
2002-1B	Senior Auction Rate Notes	280907AZ9	December 1, 2035
2002-1C	Subordinate Auction Rate Notes	280907BA3	December 1, 2035
2003-1A	Senior Auction Rate Notes	280907BB1	December 1, 2035
2003-1B	Senior Auction Rate Notes	280907BC9	December 1, 2035
2003-1C	Senior Auction Rate Notes	280907BD7	December 1, 2035
2003-1D	Subordinate Auction Rate Notes	280907BE5	December 1, 2035

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
Series 1999-1:
1999-1A	Senior Auction Rate Notes	August 17, 2005	280907AP1	$3,600,000.00
1999-1C	Subordinate Auction Rate Notes	August 17, 2005	280907AR7	250,000.00
Series 2000-1:
None
Series 2001-1:
None
Series 2002-1:
2002-1C	Subordinate Auction Rate Notes	July 29, 2005	280907BA3	1,100,000.00
Series 2003-1:
2003-1D	Subordinate Auction Rate Notes	July 29, 2005	280907BE5	350,000.00
2003-1B	Senior Auction Rate Notes	August 12, 2005	280907BC9	2,650,000.00

C.	Principal Outstanding - June, 2005

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
Series 1999-1:
1999-1A	$58,450,000.00	$0.00	$0.00	$58,450,000.00
1999-1B	39,000,000.00	0.00	0.00	39,000,000.00
1999-1C	7,750,000.00	0.00	0.00	7,750,000.00

Total	105,200,000.00	0.00	0.00	105,200,000.00

Series 2000-1:
2000-1A	52,600,000.00	0.00	0.00	52,600,000.00
2000-1B	37,550,000.00	0.00	0.00	37,550,000.00
2000-1C	18,350,000.00	0.00	0.00	18,350,000.00

Total	108,500,000.00	0.00	0.00	108,500,000.00

Series 2001-1:
2001-1A	79,000,000.00	0.00	0.00	79,000,000.00
2001-1B	52,600,000.00	0.00	0.00	52,600,000.00
2001-1C	19,900,000.00	0.00	0.00	19,900,000.00

Total	151,500,000.00	0.00	0.00	151,500,000.00

Series 2002-1:
2002-1A	78,600,000.00	0.00	4,800,000.00	73,800,000.00
2002-1B	75,100,000.00	0.00	0.00	75,100,000.00
2002-1C	23,400,000.00	0.00	600,000.00	22,800,000.00

Total	177,100,000.00	0.00	5,400,000.00	171,700,000.00

Series 2003-1:
2003-1A	39,700,000.00	0.00	0.00	39,700,000.00
2003-1B	61,600,000.00	0.00	2,300,000.00	59,300,000.00
2003-1C	47,000,000.00	0.00	0.00	47,000,000.00
2003-1D	22,200,000.00	0.00	350,000.00	21,850,000.00

Total	170,500,000.00	0.00	2,650,000.00	167,850,000.00

Totals	$712,800,000.00	$0.00	$8,050,000.00	$704,750,000.00

D.	Accrued Interest Outstanding - June, 2005

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
Series 1999-1:
1999-1A	$36,028.01	$156,597.23	$144,111.72	$48,513.52	3.32%
1999-1B	24,039.17	104,487.50	96,156.67	32,370.00	3.32%
1999-1C	4,972.92	21,506.25	19,891.67	6,587.50	3.40%

Total	65,040.10	282,590.98	260,160.06	87,471.02

Series 2000-1:
2000-1A	60,212.39	140,705.00	129,688.22	71,229.17	3.25%
2000-1B	19,588.58	99,611.81	91,413.39	27,787.00	3.33%
2000-1C	21,999.61	51,150.63	47,383.78	25,766.46	3.37%

Total	101,800.58	291,467.44	268,485.39	124,782.63

Series 2001-1:
2001-1A	189,600.00	210,491.11	392,630.00	7,461.11	3.40%
2001-1B	92,634.44	139,916.00	129,688.22	102,862.22	3.20%
2001-1C	49,998.75	55,609.45	103,701.12	1,907.08	3.45%

Total	332,233.19	406,016.56	626,019.34	112,230.41

Series 2002-1:
2002-1A	34,169.17	205,250.66	191,347.33	48,072.50	3.35%
2002-1B	173,564.44	199,682.56	186,915.56	186,331.44	3.19%
2002-1C	56,615.00	61,633.67	60,970.00	57,278.67	3.23%

Total	264,348.61	466,566.89	439,232.89	291,682.61

Series 2003-1:
2003-1A	67,048.89	104,940.33	98,808.89	73,180.33	3.16%
2003-1B	64,680.00	161,188.61	150,920.00	74,948.61	3.25%
2003-1C	20,693.06	125,803.33	115,881.11	30,615.28	3.35%
2003-1D	53,711.67	59,023.72	57,843.33	54,892.06	3.23%

Total	206,133.62	450,955.99	423,453.33	233,636.28

Totals	$969,556.10	$1,897,597.86	$2,017,351.01	$849,802.95

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
Series 1999-1:
1999-1A	17-Aug-05	8.58%
1999-1B	17-Aug-05	8.54%
1999-1C	17-Aug-05	8.38%
Series 2000-1:
2000-1A	11-Aug-05	8.65%
2000-1B	18-Aug-05	8.54%
2000-1C	11-Aug-05	8.43%
Series 2001-1:
2001-1A	28-Jul-05	8.44%
2001-1B	04-Aug-05	8.72%
2001-1C	28-Jul-05	8.23%
Series 2002-1:
2002-1A	19-Aug-05	8.55%
2002-1B	29-Jul-05	8.44%
2002-1C	29-Jul-05	8.38%
Series 2003-1:
2003-1A	05-Aug-05	8.84%
2003-1B	12-Aug-05	8.63%
2003-1C	19-Aug-05	8.53%
2003-1D	29-Jul-05	8.38%

F.	Noteholders’ Carry-Over Amounts - June, 2005

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - June, 2005

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Funds - June, 2005

Amount
Balance, Start of Month	$10,748,250.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	(70,500.00)

Balance, End of Month	$10,677,750.00

B.	Capitalized Interest Accounts - June, 2005

Amount
Balance, Start of Month	$0.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Accounts - June, 2005

		Amount
Balance, Start of Month		$33,705.32
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$0.00
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(30.00)

Net Costs of Loans Acquired		(30.00)

Balance, End of Month		$33,675.32

D.	Alternative Loan Guarantee Accounts - June, 2005

Amount
Balance, Start of Month	$78,966.46
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(1,351.10)
Interest Received During Month	141.48
Other Additions (Transfers) During Month	39,939.91
Less Withdrawals During Month for Default Payments	(103,385.56)

Balance, End of Month	$14,311.19

III.	Student Loan Information

A.	Student Loan Principal Outstanding - June, 2005

Amount
Balance, Start of Month	$665,794,419.42
Initial Purchase of Eligible Loans	0.00
Loans Purchased / Originated	0.00
Capitalized Interest	2,557,257.83
Less Principal Payments Received	(12,873,383.02)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	(270,808.53)
Return of Rehabilitated Alternative Loans that were Previously Defaulted and Transferred	0.00
Less Sale of Loans	0.00
Other Increases (Decreases)	(1,686.91)

Balance, End of Month	$655,205,798.79

B.	Composition of Student Loan Portfolio as of June 30, 2005

Amount
Aggregate Outstanding Principal Balance	$655,205,798.79
Number of Borrowers	82,527
Average Outstanding Principal Balance Per Borrower	$7,939
Number of Loans (Promissory Notes)	175,649
Average Outstanding Principal Balance Per Loan	$3,730
Weighted Average Interest Rate	4.80%

C.	Distribution of Student Loan Portfolio by Loan Type as of June 30, 2005

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$153,142,917.83	23.4%
Stafford - Unsubsidized	112,640,240.65	17.2%
Stafford - Nonsubsidized	6,121.84	0.0%
PLUS	22,246,493.97	3.4%
SLS	36,246.43	0.0%
Consolidation	146,227,600.96	22.3%
Alternative	220,906,177.11	33.7%

Total	$655,205,798.79	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of June 30, 2005

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$113,075,923.40	17.3%
3.00% to 3.49%	154,037,316.08	23.5%
3.50% to 3.99%	26,563,347.24	4.1%
4.00% to 4.49%	67,171,537.84	10.3%
4.50% to 4.99%	22,119,847.99	3.4%
5.00% to 5.49%	30,733,369.23	4.7%
5.50% to 5.99%	5,369,701.35	0.8%
6.00% to 6.49%	96,047,031.38	14.7%
6.50% to 6.99%	67,627,527.41	10.3%
7.00% to 7.49%	2,799,072.37	0.4%
7.50% to 7.99%	24,131,392.53	3.7%
8.00% to 8.49%	7,015,928.53	1.1%
8.50% or Greater	38,513,803.44	5.9%

Total	$655,205,798.79	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of June 30, 2005

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$89,506,020.68	13.7%
Grace	30,389,555.89	4.6%
Repayment	411,642,511.21	62.8%
Deferment	96,540,844.50	14.7%
Forbearance	27,126,866.51	4.1%

Total	$655,205,798.79	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of June 30, 2005

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$19,204,601.44	3.6%	2.9%
61 to 90 Days	9,969,698.10	1.9%	1.5%
91 to 120 Days	6,283,877.57	1.2%	1.0%
121 to 180 Days	7,877,007.28	1.5%	1.2%
181 to 270 Days	7,676,691.62	1.4%	1.2%
Over 270 Days	2,125,797.20	0.4%	0.3%
Claims Filed, Not Yet Paid	2,305,086.28	0.4%	0.4%

Total	$55,442,759.49	10.4%	8.5%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of June 30, 2005

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$438,115.10	0.1%
FFELP Loan Guaranteed 98%	433,861,506.58	66.2%
Alternative Loans Non-Guaranteed	220,906,177.11	33.7%

Total	$655,205,798.79	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of June 30, 2005

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$339,924,952.53	51.9%
Great Lakes Higher Education Corporation	74,919,842.86	11.4%
California Student Aid Commission	5,465,656.70	0.8%
Student Loans of North Dakota	4,796,274.15	0.7%
Texas GSLC	1,860,610.95	0.3%
Pennsylvania Higher Education Assistance Agency	1,370,359.47	0.2%
United Student Aid Funds, Inc	4,467,603.46	0.7%
Other Guarantee Agencies	1,494,321.56	0.2%
Alternative Loans Non-Guaranteed	220,906,177.11	33.7%

Total	$655,205,798.79	100.0%

I.	Fees and Expenses Accrued For / Through June, 2005

	June, 2005	For The 6 Months Ended June 30, 2005
Servicing Fees	$573,305.07	$3,571,130.67
Treas Mgmt / Lockbox Fees	9,057.65	$56,488.61
Indenture Trustee Fees	14,315.15	$88,093.75
Broker / Dealer Fees	147,858.31	$935,216.62
Auction Agent Fees	9,207.53	$57,085.78
Other Permitted Expenses	0.00	$0.00

Total	$753,743.71	$4,708,015.43

J.	Ratio of Assets to Liabilities as of June 30, 2005

Amount
Assets
Reserve Funds	$10,677,750.00
Capitalized Interest Accounts	0.00
Acquisition Accounts	33,675.32
Revenue Fund Income Accounts	71,052.03
Surplus Accounts	11,457,010.31
Other Investments	1,572,205.02
Borrower Repayment Account	13,215,616.88
Due from Subservicers	948,469.53
Student Loan Principal Outstanding	655,205,798.79
Less Defaulted Loans Not Covered by Guarantee Fund	(253,977.48)
Unamortized Student Loan Acquisitions Costs	7,770,820.88
Accrued Earnings on Student Loans and Investments	15,161,174.12
Unamortized Cost of Debt Issuance	4,327,356.01
Other Assets	170.15

Total Indenture Assets	$720,187,121.56

Liabilities
Notes Payable	$704,750,000.00
Accrued Interest Payable	849,802.95
Accrued Liabilities	721,184.29

Total Indenture Liabilities	$706,320,987.24

Asset to Liability Ratio	101.96%

K.	Senior and Subordinate Percentages as of June 30, 2005

Amount
Aggregate Values	$720,187,121.56

Senior Notes Outstanding Plus Accrued Interest	614,803,371.21

All Notes Outstanding Plus Accrued Interest	705,599,802.95

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	117.14%

Subordinate Percentage (Requirement = 102%)	102.07%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$475,322.55

L.	Dividends Paid Through June 30, 2005

	June, 2005	For The 6 Months Ended June 30, 2005
Dividends Paid	$660,000.00	$7,133,000.00